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                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               ALTERA CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                               C. Wendell Bergere
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                        (ALTERA CORPORATION LETTERHEAD)





                                   IMPORTANT

                   Annual Meeting Adjourned To June 18, 1997



Dear Fellow Stockholder:


     We really need your help! The Annual Meeting of Altera Corporation has been adjourned to June 18, 1997 at 10:00 a.m. in order to provide stockholders with additional time to vote their shares with respect to Proposal 3A.

     According to our latest records, we have not received your proxy. ALTHOUGH GREATER THAN 47% OF THE OUTSTANDING SHARES VOTED IN FAVOR OF THIS PROPOSAL, THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING COMMON STOCK IS REQUIRED FOR ADOPTION OF THIS PROPOSAL. IN ORDER TO ACHIEVE THE 50% FAVORABLE VOTE, WE NEED EVERYONE'S COOPERATION.

        For the reasons set forth in the Proxy Statement previously sent to you, the Board of Directors has unanimously approved the Proposal and accordingly recommends a vote "For". EVEN IF YOU HAVE SOLD YOUR STOCK, YOU ARE STILL ENTITLED TO CAST YOUR VOTE. Please take a moment now to sign, date and mail the enclosed proxy in the postage paid envelope included for your convenience. You need only vote on Proposal 3A, as all other Proposals were adopted at the May 7, 1997 meeting.

     Thank you for your cooperation and support.


                                              Sincerely,

                                              /s/ C. Wendell Bergere
                                              C. Wendell Bergere
                                              Vice President, General Counsel,
                                              and Secretary


                             YOUR VOTE IS IMPORTANT
                 PLEASE ACT TODAY IN ORDER TO AVOID ADDITIONAL
                      SOLICITATION COSTS FOR YOUR COMPANY.